SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


                           FEBRUARY 23, 1999
                           -----------------
                           (Date of Report)


                    VERSAILLES CAPITAL CORPORATION
        ------------------------------------------------------
        (Exact Name of Registrant as specified in its charter)


        Colorado                 0-22865               84-1044910
----------------------------  ------------        -------------------
(State or other jurisdiction   (Commission          (IRS Employer
     of incorporation)        File Number)        Identification No.)


       21550 OXNARD STREET, SUITE 830, WOODLAND HILLS, CA 91367
      ----------------------------------------------------------
      (Address of principal executive offices including zip code)


                            (818) 676-0400
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          (Registrant's telephone number including area code)



            1200 17TH STREET, SUITE 1000, DENVER, CO 80202
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     On February 23, 1999, the Registrant issued the following press release relating to its acquisition of British Lion Medical, Inc., a California corporation:

FOR IMMEDIATE RELEASE

Los Angeles-- Versailles Capital Corporation (Versailles), a Colorado Corporation, (OTC Bulletin Board: VSCC) today announced the completion of a merger between its wholly-owned subsidiary, Amerimmune, Inc., and British Lion Medical, Inc. (BLM). In connection with the acquisition, all the issued and outstanding shares of BLM were exchanged for shares of Versailles resulting in the shareholders of BLM acquiring approximately 97 percent of the outstanding voting shares of Versailles.

BLM is a company engaged in the pharmaceutical research business with the primary purpose of developing Cytolin(R), a drug developed by Dr. Allen D. Allen, to treat patients suffering from Human Immunodeficiency Virus (HIV). Cytolin(R) is a unique patented medication that is intended to directly address the immune system. The company has licensed world-wide, irrevocable, exclusive rights to Cytolin(R) and the technology underlying it from Dr. Allen.

The completion of the merger resulted in a change of control of the Board of Directors and officers of Versailles Capital Corporation and Amerimmune, Inc. Daniel L. Azarnoff, M.D., Roy S. Azarnoff, Ph.D. (secretary/treasurer), Kimberlie Cerrone, J.D., M.S., M.B.A., O.B. Parrish (chairman), and Lois M. Rezler, Ph.D. have been elected to the Board of Directors along with Michael A. Davis, M.D., Sc.D, M.B.A., who will also serve as chief executive officer and president. Pamela M. Kapustay, R.N., M.N. will serve as vice-president, clinical and regulatory affairs and Wellington A. Ewen, M.B.A., C.P.A. as chief financial officer.

The company intends to file within 15 days with the Securities and Exchange Commission a Report on Form 8-K, that will include a description of the Company's business, its financial statements and summary of certain risks associated with the operation of the Company. The company has limited resources and is subject to numerous risks and uncertainties. Investors are cautioned against making any investment in the Company prior to the publication of such information.

Amerimmune, Inc.'s principal offices are located at 21550 Oxnard Street, Suite 830, Woodland Hills, California 91367.

This press release contains forward-looking statements which are subject to known and unknown risks and uncertainties that may cause the Company's performance or prospects to differ materially from those expressed or implied by such statements. These risks and uncertainties will be discussed in the Form 8-K noted above. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

For Further Information Contact:
Amerimmune, Inc.
Lois Rezler, Ph.D.
(818) 676-0400


                              SIGNATURES
                              ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 23, 1999            VERSAILLES CAPITAL CORPORATION



                              By /s/ WELLINGTON A. EWEN
                                -----------------------------------
                                     Wellington A. Ewen
                                     Chief Financial Officer









                                   -3-